Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Daniel T. Farrell, Chairman, Chief Executive Officer and Secretary of Quincy Energy Corp. (the “Company”), hereby certify that, to the best of my knowledge and belief:

1. The Annual Report on Form 10-KSB, of the Company for the year ended April 30, 2005, as filed with the Securities and Exchange Commission (the "Annual Report"), fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934, as amended; and

2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:

August 12, 2005

/s/

Daniel T. Farrell

Daniel T. Farrell

Chief Executive Officer